New Issue Computational Materials


                                 [$445,000,000]

                Mortgage Asset-Backed Pass-Through Certificates,
                                Series 2002-RZ1


                   Residential Asset Mortgage Products, Inc.
                                   DEPOSITOR

                           RAMP Series 2002-RZ1 Trust
                                     ISSUER

                        Residential Funding Corporation
                                MASTER SERVICER


                              SALOMON SMITH BARNEY
                             A member of Citigroup


                                February 12, 2002

The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

-------------------------------------------------------
CURRENT PRINCIPAL BALANCE              $445,000,204.79
(As of 2/1/02)

Loan Count                                       2,853
Average Current Principal Balance          $155,976.24
Current Principal Balance ($)
           22,650  -   100,001                   12.01%
          100,001  -   200,001                   47.65%
          200,001  -   300,001                   31.03%
          300,001  -   400,001                    7.47%
          400,001  -   500,001                    1.46%
          500,001  -   600,001                    0.24%
          600,001  -   620,000                    0.14%

-------------------------------------------------------
WA GROSS COUPON                                  8.748%

Range of Gross Coupons (%)               6.000%-12.375%
            6.000  -   6.499                      0.02%
            7.000  -   7.499                      0.41%
            7.500  -   7.999                     14.20%
            8.000  -   8.499                     26.73%
            8.500  -   8.999                     28.00%
            9.000  -   9.499                     13.02%
            9.500  -   9.999                      8.85%
           10.000  -   10.499                     2.98%
           10.500  -   10.999                     3.52%
           11.000  -   11.499                     1.17%
           11.500  -   11.999                     0.76%
           12.000  -   12.375                     0.35%
-------------------------------------------------------
 WA AGE (MONTHS)                                     2

 WA Original Term to Maturity (months)             359
 WA Remaining to Maturity Term (months)            356
-------------------------------------------------------
 Balloon / Fully Amortizing                0.20%/99.80%
 First Lien                                     100.00%
 WA Debt-to-Income Ratio                         39.39
 WA CREDIT SCORE                                   706

 Range of Credit Scores                        580-820
              580  -   599                        1.86%
              600  -   619                        4.83%
              620  -   639                        7.24%
              640  -   659                        6.46%
              660  -   679                        6.69%
              680  -   699                       14.88%
              700  -   719                       11.62%
              720  -   739                       18.04%
              740  -   759                       14.31%
              760  -   779                        9.08%
              780  -   799                        4.46%
              800  -   820                        0.52%
--------------------------------------------------------


--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


-------------------------------------------------------
 WA ORIGINAL LTV                                102.30%

 Range of Original LTV (%)               87.00%-107.00%
          87.00  -   90.00                        0.21%
          90.01  -   95.00                        5.23%
          95.01  -   100.00                      34.90%
         100.01  -   101.00                       1.14%
         101.01  -   102.00                       3.01%
         102.01  -   103.00                      24.77%
         103.01  -   104.00                       4.21%
         104.01  -   105.00                       5.19%
         105.01  -   106.00                       2.71%
         106.01  -   107.00                      18.63%
-------------------------------------------------------
CREDIT GRADE
A1                                               44.94%
A2                                               26.33%
A3                                               13.52%
A4                                               10.89%
AX                                                2.10%
AM                                                2.22%
-------------------------------------------------------
PROPERTY TYPE
Single-family detached                           76.98%
Planned Unit Developments (detached)             10.44%
Condo Low-Rise (less than 5 stories)              8.36%
Planned Unit Developments (attached)              3.41%
Townhouse                                         0.77%
Leasehold                                         0.05%
-------------------------------------------------------
OCCUPANCY STATUS
Owner Occupied                                   96.74%
Non-Owner Occupied/Unknown                        3.26%
-------------------------------------------------------
DOCUMENTATION
Full Documentation                               85.31%
Limited Documentation                            14.69%
-------------------------------------------------------
LOAN PURPOSE
Equity Refinance                                 17.09%
Purchase                                         74.98%
Rate/Term Refinance                               7.93%
-------------------------------------------------------
PREPAYMENT PENALTY TERM
None                                             55.18%
12 months                                         3.84%
24 months                                         0.89%
36 months                                        36.94%
48 months                                         0.27%
60 months                                         2.42%
Other (not more than 60 months)                   0.46%



GEOGRAPHIC CONCENTRATION (> 5%)
                                              27.99% CA
                                               6.00% FL
                                               4.91% WA
-------------------------------------------------------